Investor Day

May 26, 2005

            Except for historical information, this presentation includes forward-looking statements which are subject to certain risk factors that could cause actual results to differ materially from those presented in the forward looking statements. Some of the risk factors that could affect future results are described in our Annual Report on Form 10-K as filed with the Securities and
Exchange Commission. Because we have a limited operating history, most of the statements contained in this document relating to our business, including statements relating to our competitive strengths and business strategies, are forward-looking statements. This presentation accompanies, an investor briefing reviewing our operations and business strategy to be held at 2:00pm Eastern Time on May 26, 2005.  The call will be available on the Internet through our website (www.quantaholdings.com) or at
www.streetevents.com.

Forward Looking Statements

Quanta Overview                                                                                        Tobey J. Russ

                                                                                                                                                     Chairman, President & CEO

Specialty Insurance                                                                                Deirdre H. Littlefield

                                                                                                                                                     President, Insurance

Specialty Reinsurance                                                                      Frederick J. Pagnani

                                                                                                                                                     President, Reinsurance

Structured Insurance and                                                           James M. Olivo

Reinsurance & Programs                                                        President, Structured Products
                                                                                                                                                     and Programs

Program for the Day

Event /Topic

Presenter

Q&A

All

This Afternoon’s Objectives

1.

Provide greater insight into the development of our company

2.

Affirm our strategy and execution of our strategy

3.

Review each of our businesses

4.

Address the market questions brought to our attention

5.

Discuss guidance

5.

Q&A

Industry Overview

Industry Overview

Why we are so excited to be in this industry:

Property & Casualty (P&C) insurance is a $700B industry

Capital destruction and rating downgrades have created
opportunities for new entrants

Many P&C companies are faced with:

Legacy liabilities

Poor financial management

‘Experiential’ underwriting approach

Ineffective incentive plan

Increased scrutiny by insurance regulators into industry
practices and key players is leveling the playing field for
new entrants

Our Strategy

Our Strategy

Specialty lines focus

Well positioned to capture what we believe is the
most attractive share of P&C sector

Prudent capital structure

Encourages underwriting discipline and risk
selection

Rated “A-” (Excellent) by A.M. Best

Innovative incentive program

Multi-year, NPV & ROE based system

Technical underwriting approach

Execution of Strategy

Execution of Strategy

Established specialty insurance business

Focus on technically demanding insurance lines

Hired experienced underwriting teams

Established platform to commence operations

Long term goal is to grow specialty insurance lines to
65-75% of total premiums

Established reinsurance business

Experienced Bermuda based underwriting team

Specialty line focus-underwriting the underwriter

Deployed excess capital into reinsurance as direct
specialty insurance lines are ramping up

Execution of Strategy

Rigorous financial discipline

Allocate risk adjusted capital to every business

Allocate capital to businesses we believe will produce NPV
risk adjusted returns >20% after tax

Monitor market pricing and shift capital / rebalance our
investment portfolio where necessary

In the process of implementing real time management
information NPV/GAAP

Alignment of interest – underwriters/management/investors

Incentive Compensation Plan

Equity Plan

Pay for actual performance over time

Operationalize underwriting discipline

Establishing and implementing best practices for underwriting process

Developing sophisticated pricing models

Focusing on data intensive underwriting

Improving risk assessment, risk selection and pricing

Ability to audit underwriting decisions

Reducing underwriting leakage – inconsistencies and inaccuracies

Develop risk consulting business

Building off the established base of ESC for other specialty lines and claims

Using consulting business as a technical resource to specialty underwriters

Goal is to keep consulting business as a profit center vs. cost center

Execution of Strategy

Office of Strategic Innovation (OSI) – focused on
improving our ability to deliver the right product to the
right customer at the right price through:

Enhancement of our risk assessment, risk selection
and pricing capabilities over time

Development of new specialty insurance products
and services

Development of new underwriting technology and
data sources

Execution of Strategy

First 18 Months

in $millions GAAP	1Q04	2Q04	3Q04	4Q04	1Q05
Net premiums written	112.5	114.1	86.0	107.0	142.9
Net premiums earned	27.2	56.9	65.5	87.5	91.5
Other income	-	-	-	1.6	1.0
Loss and LAE	15.9	32.3	78.0	72.7	57.5
Acquisition costs	6.6	12.8	16.4	18.1	20.5
Underwriting G&A expenses	13.8	12.8	12.4	16.7	19.2
Total U/W Expenses	36.4	57.9	106.7	107.6	97.2
Pretax Underwriting income (loss)	(9.1)	(1.1)	(41.2)	(18.5)	(4.6)
Technical Services Income	0.3	0.8	0.6	0.3	0.7
Net Investment Income	3.2	3.3	3.3	4.5	5.2
Other Income/Expenses	1.1	(1.3)	(0.1)	(0.8)	(1.7)
Net Income Before Tax	(4.5)	1.8	(37.4)	(14.4)	(0.4)
GAAP Underwriting Ratios:					
Loss Ratio	58.4%	56.9%	119.0%	83.1%	62.8%
Acquisition Expense Ratio	24.3%	22.6%	25.1%	20.7%	22.4%
G&A Expense Ratio	12.3%	11.2%	14.4%	15.6%	13.4%
Net Expense Ratio	36.6%	33.8%	39.4%	36.3%	35.8%
Combined Ratio	95.0%	90.6%	158.4%	119.4%	98.7%

15

QUANTA

Results by Quarter - GAAP

  Business Presentations

                                                                        Specialty Insurance
                                                                              Specialty Reinsurance
                                 Structured Insurance and Reinsurance & Programs

Specialty Insurance

Deirdre H. Littlefield

Specialty Insurance Strategy

Specialty insurance business includes our specialty
insurance and Lloyd’s reporting segments in our SEC
filings.

Specialty insurance focuses on a small percentage of a
highly technical market.

Serving a market which demands expert proficiency in
underwriting and risk management.

Portfolio is managed by underwriting teams, who price
and manage complex risks with their knowledge of the
products we specialize in.

Specialty Insurance Strategy

Specialty insurance underwriting teams include:

Actuarial

Legal

Claims Management

Further collaboration between specialty insurance and
structured insurance and programs group to provide
solutions that meet clients needs.

US, UK, Bermuda, Ireland and Lloyd’s teams are organized
by:

         – Professional Liability

         – Environmental

         – Fidelity

         – Surety

         – Technical Risk

         – Trade Credit

Specialty Lines Criteria

We believe that specialty lines have high barriers to
entry due to the difficulty in acquiring the expertise and
experience necessary to underwrite these lines of
business successfully.

Pricing pressures and volatility in specialty lines are less severe than in traditional insurance lines because of the
advanced risk assessment and/or loss control
techniques used in specialty lines.

Specialty Lines Criteria

We focus on specialty products that require disciplined
underwriting, because we believe these lines historically
have demonstrated above average returns to
shareholders.

We are focusing on maintaining and enhancing  strong
broker market relationships.

The broker market has been focused on regulatory
activities and has not paid full attention to its specialized markets. We believe that the changes in the broker
market will be advantageous to us in the future.

Specie & Fine Art
Trade Credit &
Political Risk
Marine
Professional
Liability **
Contractors
General Liability *
Fidelity & Crime
Environmental
Surety
Technical Risk
Property
Warranty *
Builders Risk *

22

2005  Forecast  Specialty Insurance NPW

*Substantially all NPW from HBW program

**Also includes NPW from Angel program

Professional Liability

Diverse portfolio of specialized D&O/E&O products:

Financial Institution D&O/E&O

“A” Side Independent Director

Commercial D&O

“A” Side D&O

Private Equity

Lawyers & Accountants E&O

Technology E&O

Architects & Engineers E&O

Miscellaneous Professional Liability

During 2004 we reduced capital allocated to this line of
business and reduced expenses.

Environmental

We offer a full range of specialty environmental insurance
products for both primary and excess.

Remediation cost cap

Environmental site protection

Contractors site protection

Business flow of environmental lines is not evenly spread
by quarter.

Average duration of the portfolio earnings is this line is
greater than 4 years

Long term focus is to increase writings in environmental
site protection and other shorter term policies.

Fidelity

Portfolio includes the following products:

Commercial crime

Computer crime

Unauthorized trading

Financial fidelity

Challenges in ramping up the portfolio have diminished in
2005 with the ability to write on an admitted basis in 36
states.

Beginning early 2005 ERISA Bond solution is in place for our
US clients.

Surety

The following products are offered:

Commercial surety

Contract surety

We believe we provide a high level of service and efficiency as compared to our competitors (Travelers, Safeco, Zurich,
Liberty, Ace).

We are now licensed as an admitted insurer in 42 states.

We believe that capacity shortage still exists in certain sub-
segments.

We believe that we are the only significant new insurance
company providing commercial surety capacity since 2003.

Technical Risk Property

Newest addition to our product offerings.

Focus on areas where we have technical underwriting depth
and risk assessment capabilities including:

Builders risk

Technical property

Energy and other high hazard occupancies

Developing international capability through Quanta Europe.

Specialty Reinsurance

Frederick J. Pagnani

Understand the economic motivation of the buyer.

Perform qualitative assessments of the cedents’ management
teams and their expertise in the line(s) of business being covered.

Assess the dynamics of the underlying marketplace for the
reinsured business.

Assess the competitive advantages of the cedent in the
marketplace.

Perform an analytical review of the business to be reinsured.

Perform an evaluation of treaty terms and conditions.

Assess the risk/return profile of the opportunity (focusing on the
NPV of all cash flows and the required risk capital).

All transactions require dual sign-off from actuarial and
underwriting.

P&C Reinsurance Risk Underwriting Methodology

Sustainable Competitive Advantage

Focus on underserved middle/small market ceding
companies.

Focus on being innovative and responsive to client needs.

Provide underwriting expertise across multiple product
lines which enhances discipline through U/W cycles.

Utilize a technical pricing approach which ensures stability and consistency in actual U/W results.

Efficient capital base instills focus on profitability versus top line revenue generation.

Work with what we believe is a state of the art RORAC
model.

Ceding Company	ABC Insurance Co.	Limit	500,000	Prov. Premium	750,000
Treaty Description		Attachment	500,000	Adj. Premium	750,000
Submission Number		Subject Premium	50,000,000	Expected After Tax NPV	224,225
Treaty Number		Share	15.00%	ROC Pre-Tax	36.43%
Effective Date	1/1/2005	Provisional Rate	10.00%	ROC After Tax	36.43%

	Ratio	Nominal USD	Disc.	Prem Disc.	**Capital Allocation**				
								Acc Yr MTP	4.401
Loss & ALAE	70.00%	525,000	85%	99%	Method	Ratio	USD	Treaty MTP	4.901
CC (incl. FET)	0.00%	-			S&P	1.218	615,529	Treaty Loss Duration	4.619
Profit Comm.	0.00%	-		Prob of Loss	99th %ile	2.261	331,780		
Brokerage	7.50%	56,250	99%	16.0%	97.5% EPD	1.898	395,106	Avg Pre-Tax Interest	3.11%
Internal Exps	5.00%	37,500	98%		DS SD	2.448	306,413		
Combined Ratio	82.50%	618,750	87%	99th %ile/Mean	Disc Res	1.365	549,540	Burn Rate on SP	7.00%
				1.919	Selected	1.218	615,537		
Pre-Tax UW Profit	17.50%	131,250			CV of NPV	1.031		FET cost	-

Scenario Results

Case	Cumulative Probability	Adj Loss & alae Ratio	Ceding Commission	Profit Commission	Brokerage	Internal Expense	Adjusted CR	Adjusted Premium	Scenario Loss (USD)	Pre Tax NPV	Post Tax NPV	Scenario Capital Allc.	After Tax ROC
1	1.00%	3.34%	0.00%	0.00%	7.50%	5.00%	15.84%	750,000	25,029	646,904	646,904	521,629	124%
2	2.00%	6.74%	0.00%	0.00%	7.50%	5.00%	19.24%	750,000	50,579	625,304	625,304	526,428	119%
3	3.00%	13.84%	0.00%	0.00%	7.50%	5.00%	26.34%	750,000	103,764	580,340	580,340	536,418	108%
4	4.00%	15.92%	0.00%	0.00%	7.50%	5.00%	28.42%	750,000	119,382	567,137	567,137	539,351	105%
5	5.00%	17.66%	0.00%	0.00%	7.50%	5.00%	30.16%	750,000	132,418	556,117	556,117	541,800	103%
6	7.00%	20.23%	0.00%	0.00%	7.50%	5.00%	32.73%	750,000	151,711	539,806	539,806	545,423	99%
7	9.00%	23.98%	0.00%	0.00%	7.50%	5.00%	36.48%	750,000	179,868	516,002	516,002	550,712	94%
8	11.00%	28.92%	0.00%	0.00%	7.50%	5.00%	41.42%	750,000	216,864	484,725	484,725	557,661	87%
9	13.00%	30.65%	0.00%	0.00%	7.50%	5.00%	43.15%	750,000	229,900	473,705	473,705	560,109	85%
10	15.00%	31.84%	0.00%	0.00%	7.50%	5.00%	44.34%	750,000	238,764	466,211	466,211	561,774	83%
11	18.00%	34.13%	0.00%	0.00%	7.50%	5.00%	46.63%	750,000	255,971	451,664	451,664	565,006	80%
12	21.00%	36.56%	0.00%	0.00%	7.50%	5.00%	49.06%	750,000	274,221	436,235	436,235	568,434	77%
Avg/Total		70.00%	0.00%	-	7.50%	5.00%		750,000	525,000	224,225	224,225	615,537	36%

31

Sample RORAC Output

Non-Cat Exposed Property

         22%

22%

Commercial Auto

         2%

Commercial XS Liability

Commercial General Liability

           5%

Crop & Hail

15%

International D&O

US D&O

8%

Medical Malpractice

Accident & Health

                 4%

Professional

8%

Property Cat XOL

14%

Property QS & Per Risk
                 8%

Trucking

3%

Workers’ Compensation

3%

3%

2005 First Quarter P&C Reinsurance NPW

Property Reinsurance

Highlights of our underwriting approach in property
reinsurance:

Data scoring techniques are used to evaluate
credibility of the underlying data

Strong consideration is given to the credibility of
industry models by region

Catastrophe exposed treaties are priced using both
AIR and RMS models

We use a capital allocation model which assesses an
individual treaty’s marginal contribution to the
downside risk of the entire property portfolio

Portfolio aggregates are monitored on a real-time
basis

Portfolio has greater emphasis on excess positions as
opposed to pro-rata.

Increased diversification, both geographically and by
peril.

Purchased substantial retrocessional coverage.

Reduced probable maximum loss by approximately
50% on a net basis.

Actions taken for 2005 property reinsurance portfolio

Marine & Aviation Reinsurance

Technical approach to risk selection based on thorough
analysis, employing exposure and experience rating
techniques, backed by actuarial resources.

Portfolio includes:

Hull

Marine Liabilities

Offshore Energy

Cargo

Aviation ILW

Purchased quota share and excess of loss protection for our
marine policies.

Marine & Aviation is a niche line and the need to underwrite the underwriter is paramount.

Quantitative technical pricing together with a practical
approach to risk analysis.

Structured Insurance and Reinsurance
& Programs

James M. Olivo

Mission

Global team responsible for transactions which fall outside the underwriting scope of our traditional specialty insurance and reinsurance teams.

Partner with specialty underwriting teams to develop custom solutions to client needs.

Partnership gives us competitive advantages:

Disciplined technical underwriting

Superior structuring capabilities

Timely, pro-active client response

Incentive systems aligned to encourage different units to work together towards a common client solution

Diversified team with broad skill sets, encompassing:

Actuaries

Structured insurance and reinsurance specialists

Casualty underwriters

Program specialists

Capital markets, credit and banking specialists

Structured Insurance and Reinsurance Products

Collaborative insurance and reinsurance solutions
to address individual client issues.

Combines our technical underwriting discipline with
structuring specialists.

Niche pockets of underwriting expertise

Casualty

Trade Credit & Political Risk

Life Surplus Relief

Dedicated unit ensures that we structure, manage
and account for complex transactions to the
appropriate legal, accounting and regulatory
standards.

Environmental
Professional Liability
Surety
Casualty Re
Property Re
Casualty
Other
Trade Credit

39

2005 Forecast Structured Insurance and Reinsurance NPW

Programs

Targeted Opportunities

MGA with historical technical and/or engineering
underwriting experience in a specialty class of business.

Program brought to Quanta fully vetted, including
supporting operations (i.e. claims, reinsurance, systems,
etc.).

We extensively re-underwrite every program it pursues.

Reasons for leaving current carrier is one of the key
drivers.

Target combined ratio <80%

Programs

Process

We have built on our experience with HBW and have
launched a platform for other specialty insurance and
reinsurance program business.

Other than HBW, we have been presented with over 100
opportunities in the past 12 months.

We have offered capacity to 3 MGAs and are currently
writing.

Our due diligence takes, on average, 3 - 4 months.

Professional Liability
Warranty
Builders Risk
General Liability

•

42

2005 Forecast Programs NPW

  HBW contributes the largest portion of NPW

Programs - Home Buyer’s Warranty

Our largest specialty insurance program is called HBW and
is reported as substantially all of the “technical property
risk” specialty insurance line in our latest 10-Q filing. It provides warranty, general liability, builders risk and excess liability coverage for new home contractors throughout the
U.S.

In the residential construction business for more than 20
years.

Industry leader in 3rd party insured warranties.

Over 650 employees including more than 100 in the
Insurance Services unit.

Programs - Home Buyer’s Warranty

Complete engineering, claims, warranty administration,
policy administration and accounting units which
complement and supplement Quanta’s capabilities in
these areas.

Underwrite, process, issue and administer over 15,000
warranty, 3,000 general liability and 1,250 builder’s risk
policies each year.

Contractual incentive arrangements between Quanta
and HBW are loss ratio sensitive, NOT volume sensitive.

Our chief casualty underwriter actively supervises the
HBW program.

Programs - Home Buyer’s Warranty

Why HBW?

HBW has developed an enviable reputation and track
record in the insurance and residential construction
industry.

Engineering, risk assessment, underwriting and claims
coordination of a highly technical nature, increasing
barriers to entry for competitors.

Risk profile deemed advantageous to Quanta:

Large number of policies with relatively small limits

Risks assumed are mostly uncorrelated with
Quanta’s other lines of business

Geographic diversity

Programs - Home Buyer’s Warranty

Why Quanta?

Our team members have over 10 years experience
with HBW.

We have significant technical expertise in the lines we
write with HBW.

Program is highly technical, lending itself to our
approach.

We also write three other programs and are targeting
other opportunities.

Market Questions

Has your strategy changed?

Net Written Premiums
72%
28%
59%
41%
52%
48%
53%
47%
62%
38%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F
Reinsurance
Insurance

49

100%

Specialty Insurance increasing as a % over time

Projection

2005 specialty insurance NPW is expected to be

approximately 60%

Net Premiums Written
73%
27%
40%
60%
49%
51%
51%
46%
3%
46%
44%
10%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F
Bermuda
United States
Europe
Projection

QUANTA

50

100%

Expanded European Presence

Third party NPW by geography (excludes inter-company transactions)

This information has not been previously reported.

What was the impact of

the Florida windstorms?

Impact on GAAP Earnings

$62m loss

Approximately 12.3% of net proceeds raised in the initial offering in
September 2003

$1.10/share hit to earnings

Is that the total impact to business? No

We had $62m of actual losses. In addition, $18m in expected profit was never realized, resulting in $80m reduction in expected year end capital

Significantly reduced potential NPW in 2004, resulting in a decrease of earned premium in 2005.

Delayed effective start-up of Europe to Q1 2005 due to uncertainty of available capital

Steps taken by Quanta to regain momentum

Issued pooled trust preferred $60m

Strong Q1 2005 written premium

Launched Europe

Impact of 2004 Florida Windstorms

180
160
140
120
100
80
60
40
20
-
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F
112
114
86
107
143
27
57
66
88
91

53

Impact of 2004 Florida Windstorms

(1)

Net Written Premiums

Net  Earned Premiums

In $millions

Projection

(1) We believe this is the lost opportunity due to the Florida windstorms described in the previous slide and visualized on this graph

Will growth in NPW translate to earned premiums?

in $ millions	1Q04	2Q04	3Q04	4Q04	1Q05
Net Premiums Written	112	114	86	107	143
Net Earned Premium	27	57	66	88	91
NPW/NEP %	313%	101%	31%	22%	56%

350%
300%
250%
200%
150%
100%
50%
0%
313%
101%
31%
22%
56%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F

55

Differential between NPW and NEP decreases over time

The timing of the
closing of the
differential between
earned and written
premium depends
upon a number of
factors including the
type of contracts, the
inception date of
contracts and the
expired portion of the
contracts.

Projection

(1) Excluding the impact of Florida windstorms, we expected a more gradual transition from NPW to earned premium as shown in this line

(1)

Why do we have volatility in our loss ratio?

Loss ratio volatility reduces
over time as  reserves build

Loss ratio based on expected
losses on diversified portfolio

Loss ratio assumes a mature
book of business

Loss ratio volatility is one way
only. There is a lag before
sufficient reserves are
developed to cover expected
losses. This issue is more
acute in business lines which
have a lengthy earnings pattern

In $millions

Projection

Expected Loss Reserve-Growth over time

-

1

2

3

4

5

4Q03

1Q04

2Q04

3Q04

4Q04

1Q05

2Q05F

3Q05F

4Q05F

Actual Net

Loss $5M

Environmental  expected

Loss Reserve Q1 2005

$2.6M

Illustration of Q1 Environmental Claim

Are Quanta’s expenses ‘out of control’?

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
12.3%
11.2%
14.4%
15.6%
13.4%
24.3%
22.6%
25.1%
20.7%
22.4%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F
Acq Expense Ratio (1)
G&A Expense Ratio (2)

59

Acquisition and G&A Expense Ratios

We believe that our total
expenses are appropriate for
us at this stage of our
development

Historically our expenses were
negatively impacted by the
fact that we did not write as
much premium as expected
following the Florida
windstorms given the
uncertainties surrounding the
losses at that time

In addition, we were incurring
start-up expenses related to
Lloyd’s in Q4 2004 without the
benefit of written and earned
premiums from Lloyd’s

The remainder of 2005-we
expect our expense ratios to
decrease

(2) G&A Expense ratio is calculated by dividing G&A expenses associated with our underwriting activities by net premiums written

(1) Acquisition Expense ratio is calculated by dividing acquisition expenses by net premiums earned

Projection

When will Quanta give guidance?

Guidance

            We are today giving specific guidance on a number of metrics with respect to the remainder of 2005.  We have not yet
determined what guidance we will give for 2006 but expect that it will be more in line with what other industry participants are doing.

40%
30%
20%
10%
0%
-10%
-20%
-30%
-40%
-50%
NPV Hurdle Rate 20%
1.5%
-0.6%
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F
-3.7%
-13%
-31%
Annualized GAAP Return on Beginning Quarterly Book Equity

62

QUANTA

Our business model is
based on writing business
that has an NPV hurdle rate
of 20%

The premiums resulting
from the business written in
this model is only reflected
in our GAAP numbers over
a period of time

GAAP returns converge to
NPV business model based
on business mix and earned
premiums

Projection

Guidance

0.50
0.25
0.00
-0.25
-0.50
-0.75
-1.00
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05F
3Q05F
4Q05F
$0.03
($0.08)
($0.66)
($0.25)
($0.01)
$0.13
$0.17
$0.22
Consensus EPS
Quanta Historical EPS

QUANTA

63

Guidance

Quanta Actual &Projected EPS as compared to Analyst consensus EPS

$0.60-$0.65

Quanta

$0.53

Analyst

2005 EPS Guidance

We expect to exceed analyst consensus during the second half of the year